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                                                                    EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                                  AS ADDED BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K of Boca Resorts, Inc. (the "Company") for the year ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1 The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2 The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ H. Wayne Huizenga
---------------------
H. Wayne Huizenga
Chairman (Principal Executive Officer)
September 27, 2002



/s/ William M. Pierce
---------------------
William M. Pierce
Senior Vice President, Treasurer and
Chief Financial Officer (Principal Financial Officer)
September 27, 2002